UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 4, 2021

ConocoPhillips

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-32395	01-0562944
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

925 N. Eldridge Parkway
Houston, Texas 77079

(Address of Principal Executive Offices, Including Zip Code)

(281) 293-1000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common Stock, $.01 Par Value Per Share	COP	New York Stock Exchange
7% Debentures due 2029	CUSIP-718507BK1	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 8.01	Other Events.

As previously disclosed, on October 18, 2020, ConocoPhillips, a Delaware corporation (“ConocoPhillips”) entered into the Agreement and Plan of Merger, dated as of October 18, 2020 (the “Merger Agreement”) with Concho Resources Inc., a Delaware corporation (“Concho”) and Falcon Merger Sub Corp., a Delaware corporation and wholly-owned subsidiary of ConocoPhillips (“Merger Sub”). Pursuant to the Merger Agreement, Concho will merge with and into Merger Sub, with Concho continuing as the surviving entity (the “Merger”). On December 11, 2020, each of ConocoPhillips and Concho filed with the Securities and Exchange Commission (the “SEC”) a definitive joint proxy statement/prospectus (the “Definitive Proxy Statement”) with respect to the respective special meetings of ConocoPhillips and Concho stockholders scheduled to be held on January 15, 2021 in connection with the Merger (the “Special Meeting”).

Litigation Related to the Merger

In connection with the Merger, seven lawsuits were filed between November 23 and December 28, 2020 against one or more of Concho, the directors of Concho, ConocoPhillips, the directors of ConocoPhillips and Merger Sub (collectively, the “Defendants”). Four complaints, Stein v. Concho Resources Inc. et al., C.A. No. 1:20-cv-01582-UNA, Chappidi v. Concho Resources Inc. et al., C.A. No. 1:20-cv-01584-UNA, Lovoi v. ConocoPhillips et al., C.A. No. 1:20-cv-01638-UNA and Davydov v. ConocoPhillips et al., C.A. No. 1:20-cv-01674-UNA (the “Davydov lawsuit”), were filed in the U.S. District Court for the District of Delaware. One complaint, Ortiz v. Concho Resources Inc. et al., C.A. No. 1:20-cv-05886, was filed in the U.S. District Court for the Eastern District of New York. One complaint, Stracener v. ConocoPhillips et al., C.A. No. 1:20-cv-10954, was filed in the U.S. District Court for the Southern District of New York. One complaint, Garfield v. Bunch et al., No. 2020-79700, was filed in the District Court of Harris County, Texas (the “Garfield lawsuit”).

The complaints filed in federal court generally allege, among other things, that the Defendants disseminated a false or misleading registration statement regarding the proposed Merger in violation of Section 14(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) and SEC Rule 14a-9 promulgated thereunder. These complaints allege that the preliminary joint proxy statement/prospectus or the Definitive Proxy Statement filed by ConocoPhillips misstated or omitted material information regarding the parties’ financial projections, the analyses performed by Concho’s and ConocoPhillips’ respective financial advisors, potential conflicts of interest involving Concho’s and ConocoPhillips’ respective financial advisors and/or the sales process leading up to the Merger, and that disclosure of material information is necessary for Concho’s and ConocoPhillips’ stockholders to make informed decisions regarding whether to vote in favor of the Merger or the issuance of shares of ConocoPhillips common stock in connection with the Merger (the “Share Issuance”). Other than the Davydov lawsuit, the complaints further allege that Concho’s or ConocoPhillips’ directors and/or ConocoPhillips are liable for alleged violations as “controlling persons” of Concho and ConocoPhillips under Section 20(a) of the Exchange Act. The Garfield lawsuit alleges, among other things, that ConocoPhillips and the directors of ConocoPhillips disseminated a Definitive Proxy Statement that contains materially false and misleading statements and omissions in violation of Texas common law. The complaint alleges that the Definitive Proxy Statement included false or misleading statements regarding conflicts of interests of those promoting the Merger, as well as financial information underlying the analyses conducted by ConocoPhillips’ financial advisor in formulating its fairness opinion, and that disclosure of material information is necessary for ConocoPhillips’ stockholders to make informed decisions regarding whether to vote in favor of the Share Issuance. Among other relief, the complaints seek injunctive relief, including enjoining the Merger unless and until the Defendants disclose the allegedly omitted material information, rescinding the Merger in the event the Defendants consummate the Merger (or awarding rescissory damages), damages, and an award of attorneys’ and experts’ fees. ConocoPhillips and Concho believe that the claims in the complaints are without merit and that no further disclosure is required under applicable law.

As a result of supplemental disclosures set forth herein, the plaintiff in the Garfield lawsuit has entered into an agreement to voluntarily dismiss his action with prejudice.

Supplemental Disclosures to Definitive Proxy Statement

This supplemental information to the Definitive Proxy Statement should be read in conjunction with the Definitive Proxy Statement, which should be read in its entirety. Nothing herein shall be deemed an admission of the legal necessity or materiality of any of the disclosures set forth herein. All page references in the information below are to pages in the Definitive Proxy Statement, and all terms used but not defined below shall have the meanings set forth in the Definitive Proxy Statement.

The following underlined language is added to the second full paragraph in the section of the Definitive Proxy Statement entitled “The Merger—Opinion of Goldman Sachs, ConocoPhillips’ Financial Advisor—Illustrative Discounted Cash Flow Analysis—Concho Standalone” that appears on pages 94-95.

Using discount rates ranging from 5.5% to 7.5%, reflecting estimates of Concho's weighted average cost of capital, Goldman Sachs discounted to present value as of June 30, 2020 (i) estimates of the unlevered free cash flows to be generated by Concho on a standalone basis for the period from June 30, 2020 to December 31, 2025, as reflected in the forecasts for Concho, and (ii) a range of illustrative terminal values for Concho as of December 31, 2025, calculated by applying perpetuity growth rates ranging from (0.5)% to 0.5% to the estimate of the terminal year unlevered free cash flow of Concho, as reflected in the forecasts for Concho (which analysis implied multiples of the implied terminal values derived for Concho to estimated earnings before interest, taxes, depreciation, and amortization expense (which we refer to as "EBITDA") for Concho, as reflected in the forecasts for Concho, for 2025, ranging from 3.9x to 6.3x). Goldman Sachs derived the discount rates referenced above by application of the capital asset pricing model (which we refer to as "CAPM"), which requires certain company-specific inputs, including the company's target capital structure weightings, the cost of long-term debt, future applicable marginal cash tax rate and a beta for the company, as well as certain financial metrics for the United States financial markets generally. The range of perpetuity growth rates was estimated by Goldman Sachs utilizing its professional judgment and experience, taking into account the forecasts for Concho on a standalone basis and market expectations regarding long-term real growth of gross domestic product and inflation. Goldman Sachs derived a range of illustrative enterprise values for Concho by adding the ranges of present values it derived as described above. Goldman Sachs then subtracted from the range of illustrative enterprise values it derived the net debt of Concho as of June 30, 2020, as reflected in Concho's consolidated balance sheet as of that date, adjusted by approximately $100 million to reflect Concho's public offering of its 2.400% Senior Notes in August 2020 and redemption of its 4.375% Senior Notes in September 2020, to derive a range of illustrative equity values for Concho. Goldman Sachs then divided the range of illustrative equity values it derived for Concho on a standalone basis by the fully diluted shares of Concho common stock outstanding as of October 16, 2020, calculated based on equity information provided by Concho management and approved for standalone basis, for 2025, ranging from 4.3x to 7.3x). Goldman Sachs derived the discount rates referenced above by application of CAPM. The range of perpetuity growth rates was estimated by Goldman Sachs utilizing its professional judgment and experience, taking into account the forecasts for ConocoPhillips on a standalone basis and market expectations regarding long-term real growth of gross domestic product and inflation.

The following underlined language is added to the first full paragraph in the section of the Definitive Proxy Statement entitled “The Merger—Opinion of Credit Suisse, Concho’s Financial Advisor—Selected Company Analysis” that appears on pages 107-108.

Credit Suisse considered certain financial data for Concho, ConocoPhillips and selected companies with publicly traded equity securities Credit Suisse deemed relevant. The selected companies were selected because they were deemed to be similar to Concho and ConocoPhillips in one or more respects. For purposes of these analyses, (1) Credit Suisse was directed by Concho to use the Concho projections (Case A) and the Concho projections for ConocoPhillips (Case A) given that the scenarios contemplated by Case A were considered by Concho management to most closely resemble then current market conditions and near-term production growth profiles, (2) except as otherwise noted, share prices for the selected companies were closing prices as of October 16, 2020 and (3) estimates of future financial performance for the selected companies for the years ending December 31, 2021 and 2022 used to select the implied multiple ranges were based on publicly available research analyst estimates for those companies.

The following underlined language is added to the first two full paragraphs in the section of the Definitive Proxy Statement entitled “The Merger—Opinion of Credit Suisse, Concho’s Financial Advisor—Discounted Cash Flow Analysis” that appear on pages 109-110.

Concho. Credit Suisse performed a discounted cash flow analysis with respect to Concho by calculating the estimated net present value of the projected after-tax, unlevered, free cash flows of Concho based on each of the four cases described above comprising the Concho projections. Credit Suisse applied, based on its professional judgment and experience, terminal multiples of 5.0x-6.0x to Concho’s estimated EBITDAX for the year ended December 31, 2030 based on each case of the Concho projections to estimate a range of terminal values and discount rates ranging from 9.0% to 11.0% to the projected unlevered free cash flows and calculated terminal values. Credit Suisse derived ranges of illustrative enterprise values for Concho for each case by adding the ranges of present values it derived as described above. Credit Suisse then subtracted, from the ranges of illustrative enterprise values it derived, as directed by Concho management, estimates of applicable corporate adjustments, including net debt, of Concho as of December 31, 2020 provided by Concho management. Credit Suisse derived the discount rates referenced above, reflecting estimates of weighted average cost of capital for Concho, by application of the capital asset pricing model. The discounted cash flow analysis for Concho indicated implied reference ranges per share of Concho common stock of $38.37 to $54.74 for Case A, $93.23 to 121.69 for Case B, $28.22 to $38.55 for Case C, and $67.38 to $85.15 for Case D.

ConocoPhillips. Credit Suisse performed a discounted cash flow analysis with respect to ConocoPhillips by calculating the estimated net present value of the projected after-tax, unlevered, free cash flows of ConocoPhillips based on each of the four cases described above comprising the Concho projections for ConocoPhillips. Credit Suisse applied, based on its professional judgment and experience, terminal multiples of 6.0x- 7.0x to ConocoPhillips’ estimated EBITDAX for the year ended December 31, 2030 based on each case of the Concho projections for ConocoPhillips to estimate a range of terminal values and discount rates ranging from 8.0% to 10.0% to the projected unlevered free cash flows and calculated terminal values. Credit Suisse derived ranges of illustrative enterprise values for ConocoPhillips for each case by adding the ranges of present values it derived as described above. Credit Suisse then subtracted, from the ranges of illustrative enterprise values it derived, as directed by Concho management, estimates of applicable corporate adjustments, including net debt, of ConocoPhillips as of December 31, 2020 provided by ConocoPhillips management. Credit Suisse derived the discount rates referenced above, reflecting estimates of weighted average cost of capital for ConocoPhillips, by application of the capital asset pricing model. The discounted cash flow analysis for ConocoPhillips indicated implied reference ranges per share of ConocoPhillips common stock of $24.48 to $33.07 for Case A, $62.94 to $78.33 for Case B, $20.15 to $26.60 for Case C, and $53.27 to $64.98 for Case D. While the ConocoPhillips projections were based on differing oil price and production growth assumptions than the Concho projections for ConocoPhillips and consequently were not directly comparable to the Concho projections for ConocoPhillips, Credit Suisse also performed a discounted cash flow analysis with respect to ConocoPhillips based on the ConocoPhillips projections using terminal multiples of 6.0x to 7.0x and discount rates ranging from 8.0% to 10.0%, which indicated an implied reference range per share of ConocoPhillips common stock of $52.19 and $65.97.

The following underlined language is added to, and the crossed out language is deleted from, the last full paragraph in the section of the Definitive Proxy Statement entitled “The Merger—Opinion of Credit Suisse, Concho’s Financial Advisor—Other Matters” that appears on page 111.

Credit Suisse and its affiliates have in the past provided and currently are providing investment banking and other financial advice and services to Concho and its affiliates for which advice and services Credit Suisse and its affiliates have received and would expect to receive compensation, including, among other things, during the ~~past two years~~ two-year period preceding delivery of its opinion, having acted as a senior co-manager in connection with the public offering of debt securities by Concho in 2020 and being a participant and lender under outstanding credit facilities, for which Credit Suisse and its affiliates received approximately $~~220,000~~1,850,000 in fees, interest and related income. Credit Suisse and its affiliates have in the past provided investment banking and other financial advice and services to ConocoPhillips and its affiliates for which advice and services Credit Suisse and its affiliates have received compensation, including, among other things, during the ~~past two years~~ two-year period preceding delivery of its opinion, having acted as a financial intermediary in connection with a repurchase of ConocoPhillips common stock by ConocoPhillips in 2020 and being a participant and lender under outstanding credit facilities, for which Credit Suisse and its affiliates received approximately $~~210,000~~750,000 in fees, interest and related income. Credit Suisse and its affiliates may in the future provide investment banking and other financial advice and services to Concho, ConocoPhillips and their respective affiliates for which advice and services Credit Suisse and its affiliates would expect to receive compensation. Credit Suisse is a full service securities firm engaged in securities trading and brokerage activities as well as providing investment banking and other financial advice and services. ~~Credit Suisse and its affiliates are also participants and lenders under outstanding credit facilities of Concho and ConocoPhillips and/or certain of their respective affiliates.~~ In the ordinary course of business, Credit Suisse and its affiliates may acquire, hold or sell, for its and its affiliates’ own accounts and the accounts of customers, equity, debt and other securities and financial instruments (including bank loans and other obligations) of Concho, ConocoPhillips and any other company that may be involved in the merger, as well as provide investment banking and other financial advice and services to such companies and their affiliates.

The following underlined language is added to, and the crossed out language is deleted from, the third and fourth full paragraphs in the section of the Definitive Proxy Statement entitled “The Merger—Opinion of J.P. Morgan, Concho’s Financial Advisor—Discounted Cash Flow Analysis” that appear on page 118.

Concho. The unlevered free cash flows and the range of terminal values for Concho were discounted to present values using a range of discount rates from 10.5% to 12.5%. ~~These~~ J.P. Morgan derived ranges of illustrative enterprise values for Concho for each case by adding the ranges of present values it derived as described above. J.P. Morgan then subtracted, from the ranges of illustrative enterprise values it derived, as directed by Concho management, estimates of applicable corporate adjustments, including net debt, of Concho as of December 31, 2020 provided by Concho management. The discount rates were chosen by J.P. Morgan based upon its professional judgment and experience and an analysis, using the capital asset pricing model, of the weighted average cost of capital of Concho. The discounted cash flow analysis for Concho indicated implied reference ranges, rounded to the nearest $0.25 per share of Concho common stock of $24.00 to $37.50 for Case A, $76.75 to $106.75 for Case B, $17.50 to $24.75 for Case C, and $53.75 to $69.50 for Case D.

ConocoPhillips. The unlevered free cash flows and the range of terminal values for ConocoPhillips were discounted to present values using a range of discount rates from 9.75% to 11.75%. ~~These~~ J.P. Morgan derived ranges of illustrative enterprise values for ConocoPhillips for each case by adding the ranges of present values it derived as described above. J.P. Morgan then subtracted, from the ranges of illustrative enterprise values it derived, as directed by Concho management, estimates of applicable corporate adjustments, including net debt, of ConocoPhillips as of December 31, 2020 provided by ConocoPhillips management. The discount rates were chosen by J.P. Morgan based upon its professional judgment and experience and an analysis, using the capital asset pricing model, of the weighted average cost of capital of ConocoPhillips. The discounted cash flow analysis for ConocoPhillips indicated implied reference ranges per share, rounded to the nearest $0.25, of ConocoPhillips common stock of $15.75 to $24.00 for Case A, $54.25 to $73.25 for Case B, $12.50 to $17.75 for Case C, and $45.00 to $57.50 for Case D.

The following underlined language is added to the last full paragraph in the section of the Definitive Proxy Statement entitled “The Merger—Opinion of J.P. Morgan, Concho’s Financial Advisor—Miscellaneous” that appears on pages 119-120.

For services rendered in connection with the merger and the delivery of its opinion, Concho has agreed to pay J.P. Morgan a transaction fee of $25 million, of which $2 million became payable by Concho to J.P. Morgan in connection with J.P. Morgan’s delivery of its opinion and the balance of which becomes payable upon the closing of the merger. In addition, Concho has agreed to reimburse J.P. Morgan for its expenses incurred in connection with its services, including the fees and disbursements of counsel and to indemnify J.P. Morgan against certain liabilities arising out of J.P. Morgan’s engagement. During the two years preceding the date of J.P. Morgan’s opinion, J.P. Morgan and its affiliates have had, and continue to have, commercial or investment banking relationships with Concho and ConocoPhillips, for which J.P. Morgan and its affiliates have received customary compensation. Such services during such period include having acted as joint lead bookrunner on Concho’s offering of debt securities, which closed in August 2020, and as financial advisor to ConocoPhillips in a divestiture which closed in October 2018. In addition, J.P. Morgan’s commercial banking affiliate is an agent bank and a lender under outstanding credit facilities of Concho and ConocoPhillips, for which it receives customary compensation or other financial benefits. In addition, J.P. Morgan and its affiliates hold, on a proprietary basis, less than 1% of the outstanding common stock of each of Concho and ConocoPhillips. During the two-year period preceding delivery of its opinion, the aggregate fees recognized by J.P. Morgan (including fees recognized by its affiliate for acting as an agent bank and lender) from Concho were approximately $712,000 and from ConocoPhillips were approximately $2.8 million. In the ordinary course of their businesses, J.P. Morgan and its affiliates may actively trade the debt and equity securities or financial instruments (including derivatives, bank loans or other obligations) of Concho or ConocoPhillips for their own accounts or for the accounts of customers and, accordingly, they may at any time hold long or short positions in such securities or other financial instruments.

The following underlined language is added as a footnote to the second table in the section of the Definitive Proxy Statement entitled “The Merger—ConocoPhillips Unaudited Forecasted Financial Information—Summary of ConocoPhillips Forecasted Financial Information” that appears on page 122.

	Quarterly
	Q3	Q4	Yearly
	2020E	2020E	2021E	2022E	2023E	2024E	2025E
Daily Production (Mboe/d)	1,053	1,141	1,225	1,288	1,376	1,460	1,551
EBITDAX	$1,226	$1,520	$7,503	$10,054	$11,959	$12,859	$13,857
Cash Provided by Operating Activities	$868	$1,275	$6,207	$8,075	$9,910	$10,553	$11,039
Capital Expenditures and Investments	$(1,132)	$(1,127)	$(5,011)	$(5,325)	$(6,336)	$(6,386)	$(7,008)
Levered Free Cash Flow— Pre Dividends / Other	$(157)	$377	$1,237	$2,972	$3,710	$4,235	$4,070
Levered Free Cash Flow— Post Dividends / Other	$(334)	$(1,103)	$(609)	$1,053	$1,714	$2,159	$1,911
Unlevered Free Cash Flow[1]	$43	$585	$2,039	$3,799	$4,294	$4,763	$4,522

(1) Unlevered free cash flow was calculated as EBITDAX, less exploration expenses, levered taxes, interest tax shield, and changes in net working capital, plus dry hole expense, accretion of asset retirement obligations (“AROs”), undistributed equity earnings and deferred taxes, less capital expenditures, cash from investment accounts, collection of advances / loans-related parties, and effect of exchange rate changes.

The following underlined language is added as a footnote to the third table in the section of the Definitive Proxy Statement entitled “The Merger—ConocoPhillips Unaudited Forecasted Financial Information—Summary of ConocoPhillips Forecasted Financial Information” that appears on page 123.

	Quarterly
	Q3	Q4	Yearly
	2020E	2020E	2021E	2022E	2023E	2024E	2025E
Daily Production (Mboe/d)	1,373	1,449	1,529	1,592	1,699	1,823	1,966
EBITDAX	$1,951	$2,159	$9,851	$12,925	$15,165	$16,498	$18,085
Cash Provided by Operating Activities	$1,536	$1,879	$8,402	$10,795	$12,926	$14,006	$15,086
Capital Expenditures and Investments	$(1,416)	$(1,481)	$(6,459)	$(6,864)	$(8,171)	$(8,681)	$(9,656)
Levered Free Cash Flow— Pre Dividends / Other	$227	$628	$1,985	$4,154	$4,891	$5,392	$5,468
Levered Free Cash Flow— Post Dividends / Other	$11	$(225)	$(352)	$1,724	$2,364	$2,764	$2,735
Unlevered Free Cash Flow[1]	$484	$870	$2,953	$5,146	$5,641	$6,087	$6,086

(1) Unlevered free cash flow was calculated as EBITDAX, less exploration expenses, levered taxes, interest tax shield, and changes in net working capital, plus dry hole expense, accretion of AROs, undistributed equity earnings and deferred taxes, less capital expenditures, cash from investment accounts, collection of advances / loans-related parties, and effect of exchange rate changes.

The following underlined language is added as a footnote to the fourth table in the section of the Definitive Proxy Statement entitled “The Merger—ConocoPhillips Unaudited Forecasted Financial Information—Summary of ConocoPhillips Forecasted Financial Information” that appears on page 123.

	Quarterly
	Q3	Q4	Yearly
	2020E	2020E	2021E	2022E	2023E	2024E	2025E
Daily Production (Mboe/d)	320	308	304	304	323	363	415
EBITDAX	$725	$639	$2,313	$2,671	$3,006	$3,438	$4,028
Cash Provided by Operating Activities	$668	$605	$2,160	$2,520	$2,858	$3,295	$3,889
Capital Expenditures and Investments	$(284)	$(354)	$(1,498)	$(1,688)	$(1,985)	$(2,446)	$(2,799)
Levered Free Cash Flow— Pre Dividends / Other	$384	$251	$662	$831	$873	$849	$1,090
Levered Free Cash Flow— Post Dividends / Other	$274	$211	$505	$674	$715	$692	$933
Unlevered Free Cash Flow[1]	$441	$285	$828	$997	$1,039	$1,015	$1,256

(1) Unlevered free cash flow was calculated as EBITDAX, less exploration expenses, taxes, changes in net working capital, and capital expenditures, plus accretion of AROs.

Forward-Looking Statements

This communication relates to a proposed business combination transaction between ConocoPhillips and Concho. Forward-looking statements relate to future events and anticipated financial position, business strategy, budgets, projected revenues, projected costs and plans, objectives of management for future operations, the anticipated benefits of the proposed transaction, the anticipated impact of the proposed transaction on the combined company’s business and future financial and operating results, the expected amount and the timing of synergies from the proposed transaction, and the anticipated closing date for the proposed transaction. Words and phrases such as “anticipate,” “estimate,” “believe,” “budget,” “continue,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “seek,” “should,” “will,” “would,” “expect,” “objective,” “projection,” “forecast,” “goal,” “guidance,” “outlook,” “effort,” “target” and similar expressions can be used to identify forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. Where, in any forward-looking statement, the company expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to be reasonable at the time such forward-looking statement is made. However, these statements are not guarantees of future performance and involve certain risks, uncertainties and other factors beyond our control. Therefore, actual outcomes and results may differ materially from what is expressed or forecast in the forward-looking statements.

The following important factors and uncertainties, among others, could cause actual results or events to differ materially from those described in these forward-looking statements: the impact of public health crises, including pandemics (such as COVID-19) and epidemics and any related company or government policies or actions; global and regional changes in the demand, supply, prices, differentials or other market conditions affecting oil and gas, including changes resulting from a public health crisis or from the imposition or lifting of crude oil production quotas or other actions that might be imposed by OPEC and other producing countries and the resulting company or third-party actions in response to such changes; fluctuations in crude oil, bitumen, natural gas, LNG and NGLs prices, including a prolonged decline in these prices relative to historical or future expected levels; the impact of significant declines in prices for crude oil, bitumen, natural gas, LNG and NGLs, which may result in recognition of impairment charges on ConocoPhillips’ long-lived assets, leaseholds and nonconsolidated equity investments; potential failures or delays in achieving expected reserve or production levels from existing and future oil and gas developments, including due to operating hazards, drilling risks and the inherent uncertainties in predicting reserves and reservoir performance; reductions in reserves replacement rates, whether as a result of the significant declines in commodity prices or otherwise; unsuccessful exploratory drilling activities or the inability to obtain access to exploratory acreage; unexpected changes in costs or technical requirements for constructing, modifying or operating E&P facilities; legislative and regulatory initiatives addressing environmental concerns, including initiatives addressing the impact of global climate change or further regulating hydraulic fracturing, methane emissions, flaring or water disposal; lack of, or disruptions in, adequate and reliable transportation for ConocoPhillips’ crude oil, bitumen, natural gas, LNG and NGLs; the inability to timely obtain or maintain permits, including those necessary for construction, drilling and/or development, or the inability to make capital expenditures required to maintain compliance with any necessary permits or applicable laws or regulations; the failure to complete definitive agreements and feasibility studies for, and to complete construction of, announced and future E&P and LNG development in a timely manner (if at all) or on budget; potential disruption or interruption of ConocoPhillips’ operations due to accidents, extraordinary weather events, civil unrest, political events, war, terrorism, cyber attacks and information technology failures, constraints or disruptions; changes in international monetary conditions and foreign currency exchange rate fluctuations; changes in international trade relationships, including the imposition of trade restrictions or tariffs relating to crude oil, bitumen, natural gas, LNG, NGLs and any materials or products (such as aluminum and steel) used in the operation of ConocoPhillips’ business; substantial investment in and development use of, competing or alternative energy sources, including as a result of existing or future environmental rules and regulations; liability for remedial actions, including removal and reclamation obligations, under existing and future environmental regulations and litigation; significant operational or investment changes imposed by existing or future environmental statutes and regulations, including international agreements and national or regional legislation and regulatory measures to limit or reduce GHG emissions; liability resulting from litigation, including litigation related to the proposed transaction, or ConocoPhillips’ failure to comply with applicable laws and regulations; general domestic and international economic and political developments, including armed hostilities; expropriation of assets; changes in governmental policies relating to crude oil, bitumen, natural gas, LNG and NGLs pricing, regulation or taxation and other political, economic or diplomatic developments; volatility in the commodity futures markets; changes in tax and other laws, regulations (including alternative energy mandates), or royalty rules applicable to ConocoPhillips’ business; competition and consolidation in the oil and gas E&P industry; any limitations on ConocoPhillips’ access to capital or increase in ConocoPhillips’ cost of capital, including as a result of illiquidity or uncertainty in domestic or international financial markets; ConocoPhillips’ inability to execute, or delays in the completion of, any asset dispositions or acquisitions ConocoPhillips elects to pursue; potential failure to obtain, or delays in obtaining, any necessary regulatory approvals for pending or future asset dispositions or acquisitions, or that such approvals may require modification to the terms of the transactions or the operation of ConocoPhillips’ remaining business; potential disruption of ConocoPhillips’ operations as a result of pending or future asset dispositions or acquisitions, including the diversion of management time and attention; ConocoPhillips’ inability to deploy the net proceeds from any asset dispositions that are pending or that ConocoPhillips elects to undertake in the future in the manner and timeframe ConocoPhillips currently anticipates, if at all; ConocoPhillips’ inability to liquidate the common stock issued to ConocoPhillips by Cenovus Energy as part of ConocoPhillips’ sale of certain assets in western Canada at prices ConocoPhillips deems acceptable, or at all; the operation and financing of ConocoPhillips’ joint ventures; the ability of ConocoPhillips’ customers and other contractual counterparties to satisfy their obligations to ConocoPhillips, including ConocoPhillips’ ability to collect payments when due from the government of Venezuela or PVDSA; ConocoPhillips’ ability to realize anticipated cost savings and capital expenditure reductions; the inadequacy of storage capacity for ConocoPhillips’ products, and ensuing curtailments, whether voluntary or involuntary, required to mitigate this physical constraint; ConocoPhillips’ ability to successfully integrate Concho’s business; the risk that the expected benefits and cost reductions associated with the proposed transaction may not be fully achieved in a timely manner, or at all; the risk that ConocoPhillips or Concho will be unable to retain and hire key personnel; the risk associated with ConocoPhillips’ and Concho’s ability to obtain the approvals of their respective stockholders required to consummate the proposed transaction and the timing of the closing of the proposed transaction, including the risk that the conditions to the transaction are not satisfied on a timely basis or at all or the failure of the transaction to close for any other reason or to close on the anticipated terms, including the anticipated tax treatment; the risk that any consent or authorization that may be required for the proposed transaction is not obtained or is obtained subject to conditions that are not anticipated; unanticipated difficulties or expenditures relating to the transaction, the response of business partners and retention as a result of the announcement and pendency of the transaction; and uncertainty as to the long-term value of ConocoPhillips’ common stock. These risks, as well as other risks related to the proposed transaction, are included in the definitive joint proxy statement/prospectus that was filed with the Securities and Exchange Commission (the “SEC”) connection with the proposed transaction. While the list of factors presented here is, and the list of factors presented in the definitive joint proxy statement/prospectus are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. For additional information about other factors that could cause actual results to differ materially from those described in the forward-looking statements, please refer to ConocoPhillips’ and Concho’s respective periodic reports and other filings with the SEC, including the risk factors contained in ConocoPhillips’ and Concho’s most recent Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K. Forward-looking statements represent management’s current expectations and are inherently uncertain and are made only as of the date hereof. Except as required by law, neither ConocoPhillips nor Concho undertakes or assumes any obligation to update any forward-looking statements, whether as a result of new information or to reflect subsequent events or circumstances or otherwise.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Additional Information about the Merger and Where to Find It

In connection with the proposed transaction, ConocoPhillips filed with the SEC a registration statement on Form S-4 on November 18, 2020 (as amended on December 7, 2020), that includes a joint proxy statement of ConocoPhillips and Concho and that also constitutes a prospectus of ConocoPhillips. The registration statement was declared effective by the SEC on December 10, 2020, and on December 11, 2020 ConocoPhillips and Concho each filed the definitive joint proxy statement/prospectus in connection with the proposed transaction with the SEC. ConocoPhillips and Concho commenced mailing the definitive joint proxy statement/prospectus to stockholders on or about December 11, 2020. Each of ConocoPhillips and Concho will also file other relevant documents with the SEC regarding the proposed transaction. This document is not a substitute for the registration statement, the definitive joint proxy statement/prospectus or any other document that ConocoPhillips or Concho has filed or may file with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS, AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders are able to obtain free copies of the registration statement and all other documents containing important information about ConocoPhillips, Concho and the proposed transaction, once such documents are filed with the SEC, including the definitive joint proxy statement/prospectus, through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by ConocoPhillips may be obtained free of charge on ConocoPhillips’ website at http://www.conocophillips.com or by contacting ConocoPhillips’ Investor Relations Department by email at investor.relations@conocophillips.com or by phone at 281-293-5000. Copies of the documents filed with the SEC by Concho may be obtained free of charge on Concho’s investor relations website at https://ir.concho.com/investors/.

Participants in the Solicitation

ConocoPhillips, Concho and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of ConocoPhillips, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in ConocoPhillips’ proxy statement for its 2020 Annual Meeting of Stockholders, which was filed with the SEC on March 30, 2020, and ConocoPhillips’ Annual Report on Form 10-K for the fiscal year ended December 31, 2019, which was filed with the SEC on February 18, 2020, as well as in Forms 8-K filed by ConocoPhillips with the SEC on May 20, 2020 and September 8, 2020, respectively. Information about the directors and executive officers of Concho, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in Concho’s proxy statement for its 2020 Annual Meeting of Stockholders, which was filed with the SEC on March 16, 2020, and Concho’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, which was filed with the SEC on February 19, 2020. Investors may obtain additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed transaction by reading the definitive joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed transaction when such materials become available. Investors should read the definitive joint proxy statement/prospectus carefully before making any voting or investment decisions. You may obtain free copies of these documents from ConocoPhillips or Concho using the sources indicated above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONOCOPHILLIPS

/s/ Shannon B. Kinney
Shannon B. Kinney Deputy General Counsel, Chief Compliance Officer and Corporate Secretary

January 4, 2021